Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.18

AMENDMENT NO. 3

TO THE MATERIAL TRANSFER AGREEMENT

This Amendment No. 3 to the material transfer agreement (this “Amendment No. 3”) is effective as of March 20, 2025 (the “Amendment No. 3 Effective Date”) by and between Avalyn Pharma, Inc., having its registered office at 245 First Street, 18th Floor, Cambridge, MA 02142, USA (“Avalyn”), and PARI Pharma GmbH, having its principal place of business at Moosstrasse 3, 82319 Starnberg, Germany (“PARI”) (each of Avalyn and PARI being individually a “Party” and together the “Parties”).

A.
WHEREAS, PARI and Avalyn are parties to that certain Material Transfer Agreement, dated as of January 23, 2020, as amended by Amendment No. 1, dated as of November 22, 2021, and Amendment No. 2, dated as of January 22, 2023 (the “Agreement”); and
B.
WHEREAS, the Parties wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Capitalized terms used but not defined in this Amendment No. 3 will have the meanings ascribed to them in the Agreement.
2.
In Section 1.1 (Provision of Material) of the Agreement, the first two sentences shall be deleted and replaced with the following:

“Material shall mean the following configurations:

[***]

3.
Upon execution, this Amendment No. 3 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 2 to be executed by its duly authorized representatives.

PARI PHARMA GMBH [***]	AVALYN PHARMA INC. [***]